INCOME TAXES	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Income Tax Disclosure [Text Block]
NOTE 16 – INCOME TAXES

The Company adopted ASC 740, Accounting for Uncertainty in Income Taxes.  In assessing the recoverability of its deferred tax assets, the management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of the deferred tax assets is dependent on the generation of future taxable income during the periods in which those temporary differences become deductible.  The management considers historical and projected future taxable income, and tax planning strategies in making this assessment.

The Company did not record any income tax benefit (net of valuation allowance) or expense for the three months ended December 31, 2011.  The operations of the Company have continued to sustain losses during the current quarter.  As a result, there are no taxable profits that would entail an income tax expense.  Further, in March 2011, the Company created a valuation allowance for the entire balance of deferred tax assets due to the continued losses sustained by the Company.  Given that the Company continues to sustain losses during the current quarter, the Company believes that it is appropriate to not record any income tax benefit in the form of deferred taxes (net of valuation allowance).  Refer to Note 20 - Income Taxes to the audited financial statements contained in the Company’s Annual Report on Form 10-K/A (Amendment No. 2) for more details on utilization of tax assets.

The Company recorded a corresponding income tax benefit amounting to $20,212 and $475,226 for the three months and nine months ended December 31, 2010 respectively.

As of December 31, 2011, the Company has a deferred tax asset amounting to $180,929 and deferred tax liabilities amounting to $849,877.  These deferred tax assets and liabilities relate to the Acquisition of HK Ironman as of December 31, 2011 and, accordingly, have been recorded as an adjustment to the purchase price.  The management of the Company believes that the acquired entity will continue to make profits in the future and hence the recognition of the deferred tax asset is appropriate.  The deferred tax assets relate to the differences between the tax base and book base of certain liabilities, which are tax deductible on payment as per the applicable tax laws in China.  The deferred tax liability relates to the fair value adjustment in relation to the intangible asset in the form of land-use rights.

The Company reinvests all the accumulated undistributed earnings of foreign subsidiaries indefinitely.  Accordingly, the Company has not recorded any deferred taxes in relation to such undistributed earnings of its foreign subsidiaries.  It is impracticable to determine the undistributed earnings and the additional taxes payable when these earnings are remitted.

NOTE 20 – INCOME TAXES

Income tax expense (benefit) for each of the years ended March 31 consists of the following:

	March 31,
	2011		2010

Current:
Federal	$		$0
Foreign		(100,226)	92,310
State			0
Net Current		(100,226)	92,310

Deferred:
Federal		4,242,001	(2,947,845)
Foreign		(422,823)	113,464
State		381,433	(367,633)
Net Deferred		4,200,611	(3,202,014)
Total tax provision		$4,100,385	$(3,109,704)

The significant components of deferred income tax expense (benefit) from operations before non-controlling interest for each of the years ended March 31 consist of the following:

	March 31,
	2011	2010
Deferred tax expense (benefit)	$1,652,984	$(550,254)
Net operating loss carry forward	2,003,420	(1,999,512)
Foreign Tax Credits	544,207	(544,207)
Interest income deferred for reporting purposes
Difference between accrual accounting for reporting purposes and cash accounting for tax purposes
Less: Valuation Allowance	(4,200,611)	(108,041)
Net deferred tax asset	$0	$(3,202,014)

The total tax provision for income taxes for year ended March 31, 2011 differs from that amount which would be computed by applying the U.S. Federal income tax rate to income before provision for income taxes as follows:

	March 31,
	2011	2010
Statutory Federal income tax rate	34.0%	34.0%
State tax benefit net of federal tax	1.5%	-5.4%
Change in valuation allowance	8.2%	-
Loss on extinguishment of debt	-0.4%	-
Loss on dilution of Sricon	-	-12.3%
Impairment loss on goodwill	-11.9%	-
Impairment loss on investments	-4.4%	-
Capitalized interest costs	-2.8%	-5.2%
Tax benefits from US taxes	-	-48.9%
Amortization of debt discount	-	-1.5%
Effective income tax rate	24.2%	-39.3%

The deferred tax assets and liabilities as of March 31 consist of the following tax effects relating to temporary differences and carry forwards:

	March 31,
	2011	2010
Current deferred tax liabilities (assets):
Vacation Pay	$0	$(25,345)
Valuation allowance		-
Net current deferred tax liabilities (assets)	0	(25,345)

Noncurrent deferred tax assets (liabilities):
Startup Costs	921,378	(921,378)
Deferred Acquisition Costs	731,606	(731,606)
Property, plant and equipment		(121,242)
Foreign Tax Credits	544,207	(544,207)
Net Operating Losses	2,003,420	(1,999,512)
Valuation allowance	(4,200,611)	-
Non-Current net deferred tax assets	$0	$(4,075,461)

Deferred income tax assets, net of valuation allowances are expected to be realized through future taxable income.  The valuation allowance increased in 2011 by $4.1 million, primarily related net operating loss carry forwards and acquisition costs.  The company intends to maintain valuation allowances for those deferred tax assets unit sufficient evidence to support the reversal of the valuation allowance.

The Company's and/or its subsidiaries’ ability to utilize their net operating loss carry forwards may be significantly limited by Section 382 of the Internal Revenue Code of 1986, as amended, if the Company or any of its subsidiaries undergoes an “ownership change” as a result of changes in the ownership of the Company's or its subsidiaries’ outstanding stock pursuant to the exercise of the warrants or otherwise. A corporation generally undergoes an “ownership change” when the ownership of its stock, by value, changes by more than 50 percentage points over any three-year testing period. In the event of an ownership change, Section 382 imposes an annual limitation on the amount of post-ownership change taxable income a corporation may offset with pre-ownership change net operating loss carry forwards and certain recognized built-in losses. As of December 31, does not appear to have had an ownership change for Section 382 purposes.